As filed with the Securities and Exchange Commission on June 8, 2015
Registration No. 333-204708

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Pre-Effective Amendment No. 1
to
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Incapital Trust Products LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	45-3956194 (I.R.S. Employer Identification Number)

Incapital Trust Products LLC
Corporation Trust Center
1209 Orange Street
Wilmington, DE  19801
(302) 658-7581
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

A. Brad Busscher, Esq.
General Counsel
Incapital LLC
200 South Wacker Drive
Suite 3700
Chicago, IL 60606
(312) 379-3700
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Anna T. Pinedo, Esq.
Morrison & Foerster LLP
250 West 55th Street
New York, NY 10019-9601
(212) 468-8000

David M. Lynn, Esq.
Morrison & Foerster LLP
2000 Pennsylvania Avenue, NW
Washington, D.C. 20006-1888
(202) 887-1500

Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this registration statement as determined by market conditions.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐
CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered (1)	Amount to be registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price (2)	Amount of registration fee (3)(4)
BASICS trust certificates	$250,000,000	$1,000,000	100%	$29,050
TOTAL	250,000,000	$1,000,000	100%	$29,050

(1)  This registration statement also registers an indeterminate amount of trust certificates to be sold by the selling agents in connection with market-making activities.

(2)  Estimated solely for purposes of calculating the registration fee.

(3)  Pursuant to Rule 457(o) under the Securities Act of 1933, the registration fee has been calculated on the basis of the proposed maximum aggregate offering price for the BASICS trust certificates.

(4)  Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

The sole purpose of this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-204708) (the “Registration Statement”) is to file exhibits to the Registration Statement as indicated in Item 16(a) of Part II of this amendment. No change is made to the preliminary prospectus and form of prospectus supplement constituting Part I of the Registration Statement or Items 14, 15, 16(b) and 17 of Part II of the Registration Statement. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II, the signature page to the Registration Statement and the filed exhibits.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.   Exhibits and Financial Statement Schedules

(a)           Exhibits

Exhibit No.	Description
3.1
Limited Liability Company Agreement of Incapital Trust Products LLC (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form S-3 (File No. 333-178604), filed on December 19, 2011)

4.1
Form of Trust Agreement, with form of Trust Certificate attached thereto (incorporated by reference to Exhibit 4.1 of the Registration Statement on Form S-3 (File No. 333-178604), filed on December 19, 2011)

4.2	Form of Selling Agent Agreement (incorporated by reference to Exhibit 4.2 of the Registration Statement on Form S-3 (File No. 333-178604), filed on December 19, 2011)
4.3	Form of Administrative Agent Agreement (incorporated by reference to Exhibit 4.3 of the Registration Statement on Form S-3 (File No. 333-178604), filed on December 19, 2011)
4.4	Form of Deposit Agreement (incorporated by reference to Exhibit 4.4 of the Registration Statement on Form S-3 (File No. 333-178604), filed on February 3, 2012)
5.1	Opinion of Richards, Layton & Finger, P.A.*
8.1	Opinion of Morrison & Foerster LLP*
23.1	Consent of Richards, Layton & Finger, P.A. (included in its opinion filed as Exhibit 5.1)*
23.2	Consent of Morrison & Foerster LLP (included in Exhibit 8.1)*
25.1	Statement of Eligibility of Trustee on Form T-1 **

*Filed herewith.
**Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, Delaware, on the 8th day of June, 2015.

INCAPITAL TRUST PRODUCTS LLC

/s/ Christopher O’Connor
Name: Christopher O’Connor
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons for Incapital Trust Products LLC in the capacities indicated, on the 8th day of June, 2015.

Signature	Title	Date

/s/ Christopher O’Connor	Chief Executive Officer and	June 8, 2015
Christopher O’Connor	Manager (Principal Executive Officer)

/s/ Thomas Belka	Chief Financial Officer (Principal	June 8, 2015
Thomas Belka	Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
3.1
Limited Liability Company Agreement of Incapital Trust Products LLC (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form S-3 (File No. 333-178604), filed on December 19, 2011)

4.1
Form of Trust Agreement, with form of Trust Certificate attached thereto (incorporated by reference to Exhibit 4.1 of the Registration Statement on Form S-3 (File No. 333-178604), filed on December 19, 2011)

4.2	Form of Selling Agent Agreement (incorporated by reference to Exhibit 4.2 of the Registration Statement on Form S-3 (File No. 333-178604), filed on December 19, 2011)
4.3	Form of Administrative Agent Agreement (incorporated by reference to Exhibit 4.3 of the Registration Statement on Form S-3 (File No. 333-178604), filed on December 19, 2011)
4.4	Form of Deposit Agreement (incorporated by reference to Exhibit 4.4 of the Registration Statement on Form S-3 (File No. 333-178604), filed on February 3, 2012)
5.1	Opinion of Richards, Layton & Finger, P.A.*
8.1	Opinion of Morrison & Foerster LLP*
23.1	Consent of Richards, Layton & Finger, P.A. (included in its opinion filed as Exhibit 5.1)*
23.2	Consent of Morrison & Foerster LLP (included in Exhibit 8.1)*
25.1	Statement of Eligibility of Trustee on Form T-1 **

*Filed herewith.
**Previously filed.